UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS	67207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Other Events.

On October 4, 2017, Equity Bancshares, Inc., a Kansas corporation (the “Company”), entered into an Exchange Agreement with Endicott Opportunity Partners III, L.P. (“Endicott”) providing for the exchange of 186,513 shares of the Company’s Class B Non-Voting Common Stock, par value $0.01 per share (the “Class B Common Stock”), for 186,513 shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”).

The Class B Common Stock was originally issued to Endicott pursuant to Stock Purchase Agreements, dated October 13, 2010 and May 15, 2012, in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and was issued to enable the equity ownership of Endicott to comply with applicable banking laws and regulations. The Exchange Agreements contain customary representations, warranties and covenants by Endicott and the Company.

Pursuant to the terms of the Stock Purchase Agreements between the Company and Endicott, the Class B Common Stock was convertible into Class A Common Stock, on certain conditions and subject to certain limitations.

The exchange transaction was effected because the Class B Common Stock could only be converted at the time of a transfer or sale of the Class B Common Stock that satisfied certain conditions set forth in the Stock Purchase Agreements. The Class A Common Stock issued upon exchange of the Class B Common Stock was offered and exchanged in reliance on exemptions from registration provided by the Securities Act.

Upon completion of the exchange transactions, Endicott owns 186,513 shares of Class A Common Stock.

A copy of the Exchange Agreement is attached as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Exchange Agreement is a summary and is qualified in its entirety by reference to the complete text of the Exchange Agreement.

Item 3.02. Unregistered Sales of Equity Securities

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

On October 6, 2017, the Company issued to Endicott 186,513 shares of its Class A Common Stock in exchange for 186,513 shares of Class B Common Stock held of record by Endicott in a transaction exempt from registration under Sections 3(a)(9) and 18(b)(4) of the Securities Act. The Company received no cash proceeds as a result of the exchange transaction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description

10.1	Exchange Agreement, dated as of October 4, 2017, by and between Equity Bancshares, Inc. and Endicott Opportunity Partners III, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: October 10, 2017	By: /s/ Brad S. Elliott
Brad S. Elliott
Chairman and Chief Executive Officer